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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             _____________________


                       Date of Report (Date of earliest
                                event reported)
                          June 7, 1999 (June 6, 1999)


                             Zions Bancorporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
-------------------  ---------------------------------  ------------------------
      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1380, Salt Lake City, Utah          84111
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

          On June 6, 1999, Zions Bancorporation, a Utah corporation ("Zions"), and First Security Corporation, a Delaware corporation ("First Security"), announced that they had entered into an Agreement and Plan of Merger, dated as of June 6, 1999 (the "Merger Agreement").

          Pursuant to the Merger Agreement, (1) Zions shall merge with and into First Security with First Security as the surviving corporation (the "Surviving Corporation"), (2) each issued and outstanding share of Zions' common stock, no par value per share (the "Zions Common Stock"), other than treasury stock, shall be converted into one validly issued, fully paid and nonassessable share of the common stock of the Surviving Corporation, par value $1.25 per share ("Surviving Corporation Common Stock"), and (3) immediately prior to the effectiveness of the merger, each issued and outstanding share of First Security's common stock, par value $1.25 per share (the "First Security Common Stock"), shall be reclassified and converted into 0.442 of a validly issued, fully paid and nonassessable share of Surviving Corporation Common Stock. Zions and First Security have also entered into reciprocal stock option agreements with respect to shares of their respective common stock. Each option is triggered upon the occurrence of specified events set forth in the option agreements. The merger is subject to regulatory and Zions and First Security stockholder approvals.

          A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

          A copy of certain presentations to analysts is attached hereto as
Exhibit 99.2 and is incorporated by reference herein in its entirety.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

                (a) Not Applicable.

                (b) Not Applicable.

                (c) Exhibits
                    --------

                The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number    Description

99.1      Press release, dated June 6, 1999

99.2      Analysts' Presentation

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ZIONS BANCORPORATION


                                    By: /s/   Dale M. Gibbons
                                       -----------------------------
                                       Name:  Dale M. Gibbons
                                       Title: Executive Vice
                                              President and Chief
                                              Financial Officer



Date: June 7, 1999

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                                 Exhibit Index


99.1         Press Release, dated June 6, 1999

99.2         Analysts' Presentation

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